Exhibit 99.1

ПРЕДВАРИТЕЛЬНОЕ СОГЛАШЕНИЕ	PRELIMINARY AGREEMENT

о купле-продаже гостиничного комплекса «Alfraganus»	on the sale and purchase of the Alfraganus hotel complex

г. Ташкент	Tashkent

«03» ноября 2026 г.	3 November 2026

Общество с ограниченной ответственностью «DREAMS ISLAND», зарегистрированное в соответствии с законодательством Республики Узбекистан (ИНН 310 784 998), в лице заместителя директора Мажидова Бобомурода Бахроновича, действующего на основании доверенности № 01 от 08 апреля 2026 года (далее – «Продавец»), с одной стороны, и	DREAMS ISLAND Limited Liability Company, registered under the laws of the Republic of Uzbekistan (TIN 310 784 998), represented by its Deputy Director, Mr. Majidov Bobomurod Bahronovich, acting under Power of Attorney No. 01 dated 8 April 2026 (the “Seller”), on the one part, and

Общество с ограниченной ответственностью «TEG SPV», зарегистрированное в соответствии с законодательством Республики Узбекистан (ИНН 312 516 759), в лице директора Сопиева Элмурода Анарбаевича, действующего на основании Устава (далее – «Покупатель»), с другой стороны,	TEG SPV Limited Liability Company, registered under the laws of the Republic of Uzbekistan (TIN 312 516 759), represented by its Director, Mr. Sopiyev Elmurod Anarbayevich, acting on the basis of the Charter (the “Buyer”), on the other part,

далее совместно именуемые «Стороны», а по отдельности – «Сторона», заключили настоящее Предварительное соглашение (далее – «Соглашение») о нижеследующем:	hereinafter jointly referred to as the “Parties” and each individually as a “Party”, have entered into this Preliminary Agreement (the “Agreement”) as follows:

1. ПРЕДМЕТ СОГЛАШЕНИЯ	1. SUBJECT OF THE AGREEMENT

1.1. Стороны намерены в будущем заключить договор купли-продажи (далее – «Основной договор»), по которому Продавец передаст в собственность Покупателя Объекты, указанные в разделе 2 Соглашения, а Покупатель примет и оплатит Объекты на условиях, изложенных в Соглашении и дополнительно согласованных Сторонами, с одновременным переводом на Покупателя долга Продавца по Кредитному договору, указанному в разделе 4 Соглашения.	1.1. The Parties intend to enter in the future into a sale and purchase agreement (the “Main Agreement”) under which the Seller shall transfer to the Buyer the ownership of the Assets specified in Section 2 hereof, and the Buyer shall accept and pay for the Assets on the terms set out herein and further agreed between the Parties, with the simultaneous transfer to the Buyer of the Seller’s debt under the Loan Agreement specified in Section 4 hereof.

2. ОБЪЕКТЫ	2. ASSETS

2.1. Предметом Основного договора будет гостиничный комплекс «Alfraganus», расположенный по адресу: г. Ташкент, Мирабадский район, МСГ Тонг Юлдузи, Кушкуприк кучаси, 18, 30-дом (далее – «Комплекс»), в составе следующих объектов (далее совместно – «Объекты»):	2.1. The subject of the Main Agreement shall be the Alfraganus hotel complex located at: 18, 30, Kushkuprik Street, Tong Yulduzi MFY, Mirobod District, Tashkent (the “Complex”), consisting of the following facilities (collectively, the “Assets”):

а) гостиница под брендом Hyatt Place – 201 номер; б) гостиница под брендом Hilton Garden Inn – 200 номеров;	(a) Hyatt Place branded hotel – 201 rooms; (b) Hilton Garden Inn branded hotel – 200 rooms;

в) гостиница под брендом Fairfield by Marriott – 204 номера;

г) гостиница под брендом Ibis – 202 номера;

д) гостиница под брендом Holiday Inn Express – 202 номера;

е) гостиница под брендом Wyndham Garden – 201 номер;

ж) конференц-зал общего пользования.	(c) Fairfield by Marriott branded hotel – 204 rooms;

(d) Ibis branded hotel – 202 rooms;

(e) Holiday Inn Express branded hotel – 202 rooms;

(f) Wyndham Garden branded hotel – 201 rooms;

(g) shared conference hall.

2.2. Общий номерной фонд Комплекса составляет 1 210 (одна тысяча двести десять) номеров. Схема Комплекса приводится в Приложении № 1 к Соглашению.	2.2. The total room inventory of the Complex is 1,210 (one thousand two hundred and ten) rooms. The layout of the Complex is attached as Appendix No. 1 hereto.

2.3. Вместе с Объектами Покупателю переходят права на земельный участок, на котором расположен Комплекс, в объёме и порядке, предусмотренных законодательством Республики Узбекистан.	2.3. Together with the Assets, the rights to the land plot on which the Complex is located shall pass to the Buyer to the extent and in the manner provided by the laws of the Republic of Uzbekistan.

2.4. На дату подписания Соглашения строительство Объектов находится на завершающей стадии, ввод Объектов в эксплуатацию осуществляется поэтапно. Продавец обязуется предоставить Покупателю документы о государственной регистрации прав на Объекты и земельный участок, а также иные правоустанавливающие документы до заключения Основного договора.	2.4. As of the date hereof, the construction of the Assets is at its final stage, and the Assets are being commissioned in phases. The Seller undertakes to provide the Buyer with documents evidencing state registration of title to the Assets and the land plot, and other title documents prior to the execution of the Main Agreement.

3. ЦЕНА	3. PRICE

3.1. Цена Объектов по Основному договору составит 12 000 000 000 (двенадцать миллиардов) сумов, включая НДС (далее – «Цена»).	3.1. The price of the Assets under the Main Agreement shall be UZS 12,000,000,000 (twelve billion Uzbek soums), VAT inclusive (the “Price”).

3.2. Стороны признают, что Цена определена с учётом перевода на Покупателя обязательств Продавца по Кредитному договору в соответствии с разделом 4 Соглашения.	3.2. The Parties acknowledge that the Price has been determined taking into account the transfer to the Buyer of the Seller’s obligations under the Loan Agreement in accordance with Section 4 hereof.

3.3. Цена уплачивается Покупателем в национальной валюте Республики Узбекистан в полном объёме после подписания Основного договора, в сроки, установленные Основным договором. Авансовые платежи по Соглашению не предусмотрены.	3.3. The Price shall be paid by the Buyer in the national currency of the Republic of Uzbekistan in full after the execution of the Main Agreement, within the time limits set out in the Main Agreement. No advance payments are provided for hereunder.

4. ПЕРЕВОД ДОЛГА	4. TRANSFER OF DEBT

4.1. Строительство Комплекса финансируется за счёт кредита, предоставленного Продавцу АО «Halyk Bank» (Республика Казахстан, г. Алматы, пр. Аль-Фараби, 40), выступающим кредитором, агентом и агентом по обеспечению (далее – «Банк»), по Соглашению о срочном кредите в одной валюте (USD 100,000,000 Single Currency Term Facility Agreement) от 20 марта 2025 года (далее – «Кредитный договор»).	4.1. The construction of the Complex is financed by a loan extended to the Seller by JSC Halyk Bank (40 Al-Farabi Avenue, Almaty, Republic of Kazakhstan), acting as lender, agent and security agent (the “Bank”), under the USD 100,000,000 Single Currency Term Facility Agreement dated 20 March 2025 (the “Loan Agreement”).

4.2. Основные условия Кредитного договора:	4.2. Key terms of the Loan Agreement:

– сумма кредита: 100 000 000 (сто миллионов) долларов США;	– loan amount: USD 100,000,000 (one hundred million US dollars);

– валюта кредита: доллары США;	– loan currency: US dollars;

– цель кредита: рефинансирование ранее полученного Продавцом кредита Банка и финансирование строительства Комплекса;	– purpose: refinancing of the Seller’s existing loan from the Bank and funding of the construction of the Complex;

– процентная ставка: 8% годовых, а при невыполнении условия о прохождении не менее 70% оборотов заёмщика через его счета в АКБ «TENGE BANK» (Consolidated Turnover Test) – 8,5% годовых; проценты уплачиваются ежеквартально 25 марта, 25 июня, 25 сентября и 25 декабря;	– interest rate: 8% per annum, or 8.5% per annum if the Consolidated Turnover Test (at least 70% of the borrower’s turnover passing through its accounts with JSCB Tenge Bank) is not met; interest is payable quarterly on 25 March, 25 June, 25 September and 25 December;

– погашение основного долга: ежеквартально 25 января, 25 апреля, 25 июля и 25 октября, начиная с 25 апреля 2027 года;	– principal repayment: quarterly on 25 January, 25 April, 25 July and 25 October, commencing on 25 April 2027;

– окончательный срок погашения: 31 декабря 2031 года;	– final maturity (Termination Date): 31 December 2031;

– обеспечение: ипотека зданий и сооружений Комплекса и залог оборудования (в порядке и сроки, предусмотренные Кредитным договором); залог 100% доли в уставном капитале Продавца; иное обеспечение, предусмотренное Кредитным договором;	– security: mortgage over the buildings and structures of the Complex and pledge of equipment (in the manner and within the time limits provided for in the Loan Agreement); pledge of 100% of the participating interest in the Seller’s charter capital; other security provided for in the Loan Agreement;

– поручители (Obligors) по Кредитному договору: ООО «ARTEL ELECTRONICS», ООО «ARTEL ELECTRONICS MANUFACTURING», ООО «QUALITY DEVICE», ООО «AKFA DREAM WORLD»;	– guarantors (Obligors) under the Loan Agreement: ARTEL ELECTRONICS LLC, ARTEL ELECTRONICS MANUFACTURING LLC, QUALITY DEVICE LLC and AKFA DREAM WORLD LLC;

– применимое право: право Англии; разрешение споров: арбитраж LCIA.	– governing law: English law; dispute resolution: LCIA arbitration.

4.3. Одновременно с заключением Основного договора Стороны с участием Банка оформят переход к Покупателю обязательств Продавца по Кредитному договору (перевод долга), в том числе путём внесения в Кредитный договор необходимых изменений, в форме и на условиях, согласованных с Банком. Перевод долга осуществляется с письменного согласия Банка.	4.3. Simultaneously with the execution of the Main Agreement, the Parties shall, with the participation of the Bank, document the transfer to the Buyer of the Seller’s obligations under the Loan Agreement (transfer of debt), including by making the necessary amendments to the Loan Agreement, in the form and on the terms agreed with the Bank. The transfer of debt shall be made with the written consent of the Bank.

4.4. До даты перевода долга исполнение обязательств по Кредитному договору, включая уплату процентов, осуществляет Продавец.	4.4. Until the date of the debt transfer, the Seller shall perform all obligations under the Loan Agreement, including the payment of interest.

5. УСЛОВИЯ ЗАКЛЮЧЕНИЯ ОСНОВНОГО ДОГОВОРА	5. CONDITIONS FOR ENTERING INTO THE MAIN AGREEMENT

5.1. С учётом пункта 11.6 Соглашения Стороны заключат Основной договор при выполнении следующих условий:	5.1. Subject to Clause 11.6 hereof, the Parties shall enter into the Main Agreement upon the fulfilment of the following conditions:

а) все Объекты введены в эксплуатацию, а права Продавца на Объекты зарегистрированы в установленном порядке;	(a) all Assets have been commissioned and the Seller’s title to the Assets has been registered in accordance with the established procedure;

б) получены письменные согласия Банка на отчуждение Объектов, на перевод долга по Кредитному договору на Покупателя и на переоформление обеспечения;	(b) the Bank’s written consents to the disposal of the Assets, to the transfer of the debt under the Loan Agreement to the Buyer and to the re-registration of the security have been obtained;

в) получены согласия правообладателей брендов (франчайзеров и/или управляющих компаний), указанных в пункте 2.1 Соглашения, на передачу Покупателю соответствующих франчайзинговых и управленческих договоров (при их наличии) либо на заключение таких договоров с Покупателем;	(c) the consents of the brand owners (franchisors and/or management companies) referred to in Clause 2.1 hereof to the assignment to the Buyer of the relevant franchise and management agreements (if any), or to the execution of such agreements with the Buyer, have been obtained;

г) Объекты свободны от прав третьих лиц и обременений, за исключением обременений в пользу Банка по Кредитному договору.	(d) the Assets are free from any third-party rights and encumbrances, except for the encumbrances in favour of the Bank under the Loan Agreement.

5.2. Продавец обеспечивает выполнение условий, указанных в подпунктах «а», «б» и «г» пункта 5.1 Соглашения. Стороны совместно содействуют получению согласий, указанных в подпункте «в» пункта 5.1 Соглашения.	5.2. The Seller shall ensure the fulfilment of the conditions set out in sub-clauses (a), (b) and (d) of Clause 5.1 hereof. The Parties shall jointly assist in obtaining the consents referred to in sub-clause (c) of Clause 5.1 hereof.

6. СРОК ЗАКЛЮЧЕНИЯ ОСНОВНОГО ДОГОВОРА	6. TIME LIMIT FOR ENTERING INTO THE MAIN AGREEMENT

6.1. С учётом пункта 11.6 Соглашения Стороны заключат Основной договор не позднее 30 июня 2027 года.	6.1. Subject to Clause 11.6 hereof, the Parties shall enter into the Main Agreement no later than 30 June 2027.

6.2. Если к указанной дате условия, предусмотренные пунктом 5.1 Соглашения, не выполнены, Покупатель вправе в одностороннем порядке продлить срок заключения Основного договора на 3 (три) месяца, направив Продавцу письменное уведомление.	6.2. If by such date the conditions set out in Clause 5.1 hereof have not been fulfilled, the Buyer may unilaterally extend the time limit for entering into the Main Agreement by 3 (three) months by written notice to the Seller.

6.3. Если Основной договор не заключён в срок, предусмотренный пунктом 6.1 Соглашения (с учётом продления по пункту 6.2 Соглашения), обязательства Сторон по Соглашению прекращаются.	6.3. If the Main Agreement is not executed within the time limit set out in Clause 6.1 hereof (as extended under Clause 6.2 hereof, if applicable), the Parties’ obligations hereunder shall terminate.

7. ОБЯЗАТЕЛЬСТВА ПРОДАВЦА ДО ЗАКЛЮЧЕНИЯ ОСНОВНОГО ДОГОВОРА	7. SELLER’S UNDERTAKINGS PRIOR TO THE MAIN AGREEMENT

7.1. В период действия Соглашения Продавец обязуется:	7.1. During the term hereof, the Seller undertakes:

а) не отчуждать Объекты и права на земельный участок, не обременять их правами третьих лиц (за исключением обременений в пользу Банка по Кредитному договору) и не принимать на себя обязательств по их отчуждению;	(a) not to dispose of the Assets or the rights to the land plot, not to encumber them with any third-party rights (except for the encumbrances in favour of the Bank under the Loan Agreement), and not to assume any obligations to dispose of them;

б) не вести переговоров и не заключать соглашений с третьими лицами в отношении продажи Объектов;	(b) not to negotiate or enter into any agreements with third parties regarding the sale of the Assets;

в) осуществлять строительство, ввод в эксплуатацию и содержание Объектов в обычном порядке и не изменять существенные условия Кредитного договора, а также договоров с правообладателями брендов (при их наличии) без предварительного письменного согласия Покупателя;	(c) to carry out the construction, commissioning and maintenance of the Assets in the ordinary course and not to amend the material terms of the Loan Agreement or of the agreements with the brand owners (if any) without the Buyer’s prior written consent;

г) по запросу Покупателя предоставлять документы и информацию об Объектах, земельном участке, Кредитном договоре и договорах с правообладателями брендов (при их наличии), а также обеспечить Покупателю и его консультантам доступ к Объектам для проведения юридической и технической проверки.	(d) upon the Buyer’s request, to provide documents and information concerning the Assets, the land plot, the Loan Agreement and the agreements with the brand owners (if any), and to grant the Buyer and its advisers access to the Assets for the purposes of legal and technical due diligence.

8. ЗАВЕРЕНИЯ ПРОДАВЦА	8. SELLER’S REPRESENTATIONS

8.1. Продавец заверяет Покупателя, что на дату подписания Соглашения:	8.1. The Seller represents to the Buyer that, as of the date hereof:

а) Продавец обладает правами на Объекты, достаточными для их отчуждения Покупателю после ввода в эксплуатацию и регистрации;	(a) the Seller holds rights to the Assets sufficient to dispose of them to the Buyer upon commissioning and registration;

б) в отношении Объектов и земельного участка отсутствуют споры, аресты и иные ограничения, а также обременения, за исключением обременений в пользу Банка по Кредитному договору;	(b) there are no disputes, arrests or other restrictions in respect of the Assets and the land plot, and no encumbrances other than those in favour of the Bank under the Loan Agreement;

в) у Продавца отсутствует связанная с Объектами задолженность, о которой Покупатель не был письменно уведомлён, помимо задолженности по Кредитному договору.	(c) the Seller has no indebtedness related to the Assets of which the Buyer has not been notified in writing, other than the indebtedness under the Loan Agreement.

9. ОТВЕТСТВЕННОСТЬ	9. LIABILITY

9.1. За неисполнение или ненадлежащее исполнение обязательств по Соглашению Стороны несут ответственность в соответствии с законодательством Республики Узбекистан.	9.1. The Parties shall be liable for non-performance or improper performance of their obligations hereunder in accordance with the laws of the Republic of Uzbekistan.

10. ПРИМЕНИМОЕ ПРАВО И РАЗРЕШЕНИЕ СПОРОВ	10. GOVERNING LAW AND DISPUTE RESOLUTION

10.1. Соглашение регулируется и толкуется в соответствии с законодательством Республики Узбекистан.	10.1. This Agreement shall be governed by and construed in accordance with the laws of the Republic of Uzbekistan.

10.2. Все споры, разногласия или требования, возникающие из Соглашения или в связи с ним, в том числе касающиеся его заключения, исполнения, нарушения, прекращения или действительности, подлежат окончательному разрешению в Ташкентском международном арбитражном центре (TIAC) в соответствии с его Регламентом. Место арбитража – г. Ташкент, Республика Узбекистан. Язык арбитражного разбирательства – русский.	10.2. Any dispute, controversy or claim arising out of or in connection with this Agreement, including its conclusion, performance, breach, termination or validity, shall be finally resolved by the Tashkent International Arbitration Centre (TIAC) in accordance with its Rules. The seat of arbitration shall be Tashkent, Republic of Uzbekistan. The language of the arbitration shall be Russian.

11. ЗАКЛЮЧИТЕЛЬНЫЕ ПОЛОЖЕНИЯ	11. FINAL PROVISIONS

11.1. Соглашение вступает в силу с даты его подписания Сторонами (с учётом пункта 11.6 Соглашения) и действует до заключения Основного договора либо до прекращения обязательств Сторон в соответствии с пунктом 6.3 Соглашения.	11.1. Subject to Clause 11.6 hereof, this Agreement shall enter into force upon its signing by the Parties and shall remain in force until the execution of the Main Agreement or the termination of the Parties’ obligations under Clause 6.3 hereof.

11.2. Соглашение заключено в простой письменной форме. В случае если законодательством Республики Узбекистан будет предусмотрена иная форма, Стороны совершат действия, необходимые для её соблюдения, в том числе нотариальное удостоверение Соглашения.	11.2. This Agreement is made in simple written form. Should the laws of the Republic of Uzbekistan require any other form, the Parties shall take the actions necessary to comply therewith, including notarisation hereof.

11.3. Все изменения и дополнения к Соглашению действительны, если они совершены в письменной форме и подписаны уполномоченными представителями Сторон.	11.3. Any amendments and supplements hereto shall be valid only if made in writing and signed by duly authorised representatives of the Parties.

11.4. Соглашение составлено в 2 (двух) подлинных экземплярах, по одному для каждой Стороны, на русском и английском языках. В случае расхождения между текстами на русском и английском языках преимущественную силу имеет текст на русском языке.	11.4. This Agreement is made in 2 (two) original counterparts, one for each Party, in the Russian and English languages. In the event of any discrepancy between the Russian and English texts, the Russian text shall prevail.

11.5. Приложение № 1 (Схема Комплекса) является неотъемлемой частью Соглашения.	11.5. Appendix No. 1 (Layout of the Complex) forms an integral part of this Agreement.

11.6. Соглашение приобретает обязательную силу для Сторон с даты наступления обоих следующих событий: (а) согласования Сторонами в письменной форме всех иных существенных условий Основного договора, включая порядок и сроки расчётов, точный состав передаваемого имущества и условия перевода долга; и (б) получения всех согласий и одобрений Банка, необходимых для совершения сделки, включая согласие на отчуждение Объектов и на переход к Покупателю обязательств по Кредитному договору. До этой даты Соглашение отражает согласованные намерения Сторон, и обязанность заключить Основной договор у Сторон не возникает. Положения раздела 10 Соглашения действуют с даты его подписания.	11.6. This Agreement shall become binding on the Parties as of the date on which both of the following have occurred: (a) the Parties have agreed in writing all other essential terms of the Main Agreement, including the payment procedure and timing, the exact scope of the property to be transferred and the terms of the debt transfer; and (b) all consents and approvals of the Bank required for the transaction have been obtained, including its consent to the disposal of the Assets and to the transfer of the obligations under the Loan Agreement to the Buyer. Until such date, this Agreement reflects the agreed intentions of the Parties, and no obligation to enter into the Main Agreement shall arise. The provisions of Section 10 hereof shall be effective from the date of signing hereof.

12. РЕКВИЗИТЫ И ПОДПИСИ СТОРОН / DETAILS AND SIGNATURES OF THE PARTIES

ПРОДАВЕЦ / SELLER

ООО «DREAMS ISLAND» / DREAMS ISLAND LLC

Юр. адрес / Legal address: г. Ташкент, Мирабадский район, МСГ Тонг Юлдузи, Кушкуприк кучаси, 18, 30-дом / 18, 30, Kushkuprik Street, Tong Yulduzi MFY, Mirobod District, Tashkent

ИНН / TIN: 310 784 998

Рег. код НДС / VAT reg. code: 326 010 228 955

Р/с (UZS, вторичный) / Account (UZS, secondary): 2020 8000 9056 9653 4002

Банк / Bank: АКБ «TENGE BANK» / JSCB TENGE BANK

МФО / Bank code: 01176

Заместитель директора по доверенности № 01 от 08.04.2026 / Deputy Director under Power of Attorney No. 01 dated 08.04.2026

______________ Мажидов Б.Б. / Majidov B.B.

М.П. / Seal

ПОКУПАТЕЛЬ / BUYER

ООО «TEG SPV» / TEG SPV LLC

Юр. адрес / Legal address: г. Ташкент, Яшнабадский район, МСГ Чулпон, ул. Махтумкули, дом 64/2 / Tashkent, Yashnobod District, Cho’lpon MFY, Maxtumquli Street, 64/2

ИНН / TIN: 312 516 759

ОКЭД / OKED: 70220

Р/с (UZS): 20208000407333385001

Р/с (USD): 20208840707333385001

Р/с (EUR): 20208978907333385001

Р/с (RUB): 20208643807333385001

Р/с (GBP): 20208826907333385001

Банк / Bank: Мирзо-Улугбекский филиал АО «Капиталбанк», г. Ташкент / Mirzo Ulugbek Branch of JSC Kapitalbank, Tashkent

МФО / Bank code: 01158

SWIFT: KACHUZ2224T

Директор / Director

______________ Сопиев Э.А. / Sopiyev E.A.

М.П. / Seal

Приложение № 1 к Предварительному соглашению от «03» ноября 2026 г. / Appendix No. 1 to the Preliminary Agreement dated 3 November 2026

СХЕМА КОМПЛЕКСА / LAYOUT OF THE COMPLEX

Лист 1. Расположение участка комплекса / Sheet 1. Project area location

Лист 2. Гостиничный комплекс «Alfraganus» / Sheet 2. Alfraganus hotel complex

Продавец / Seller ООО «DREAMS ISLAND» ______________ Мажидов Б.Б.	Покупатель / Buyer ООО «TEG SPV» ______________ Сопиев Э.А.